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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements No. 333-92893 and No. 333-129220 on Forms S-8 of IKONICS Corporation of our report dated March 20, 2008 relating to our audits of the financial statements which appear in this Annual Report on Form 10-KSB of IKONICS Corporation for the year ended December 31, 2007.


                                        /s/ McGladrey & Pullen, LLP
                                        ----------------------------------------

Duluth, Minnesota
March 20, 2008